Exhibit 10.3

AMENDMENT NO. 2 TO SALE AND SERVICING AGREEMENT

This Amendment No. 2 to Sale and Servicing Agreement, dated as of June 5, 2020 (this “Amendment”) is by and among Horizon Funding I, LLC, a Delaware limited liability company, as issuer (the “Issuer”), Horizon Secured Loan Fund I LLC, a Delaware limited liability company, as the seller (the “Seller”) and as the originator (the “Originator”), Horizon Technology Finance Corporation, a Delaware corporation, as the servicer (the “Servicer”) and U.S. Bank National Association (“U.S. Bank”), not in its individual capacity but as the indenture trustee (the “Trustee”), not in its individual capacity but as the backup servicer (the “Backup Servicer”), not in its individual capacity but as the custodian (the “Custodian”), not in its individual capacity but as the lockbox bank (the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (the “Securities Intermediary”). Each of the Issuer, the Originator, the Servicer, the Trustee, the Backup Servicer, the Lockbox Bank and the Securities Intermediary may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Sale and Servicing Agreement, dated as of June 1, 2018, among the Issuer, the Seller, the Originator, the Servicer, the Trustee, the Backup Servicer, the Custodian, the Securities Intermediary and the Lockbox bank (the “Agreement”) as amended on June 19, 2019 (the “Amendment No. 1”); and

WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment and in accordance with Section 13.01(b) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

Article I.
AMENDMENT

Section 1.1               Amendment.

The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.

Section 1.2                Representations and Warranties.

Each of the Issuer, Originator, the Servicer and the Backup Servicer with respect to itself, represents and warrants as of the date of this Amendment as follows:

(a)              This Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity;

(b)              no Rapid Amortization Event or Event of Default exists as of the date hereof (the “Amendment Effective Date”) and will result from this Amendment, both immediately before and after giving effect to this Amendment; and

(c)              all representations and warranties of the Originator, the Servicer and the Backup Servicer contained in this Amendment, Article III of the Agreement or any other Transaction Document shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality), except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such specified date.

Each of the Seller, the Trustee, the Custodian, the Lockbox Bank, and the Securities Intermediary with respect to itself, represents and warrants as of the date of this Amendment that this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity.

Article II.
MISCELLANEOUS

Section 2.1               Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

Section 2.2               Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

Section 2.3               Amendment. No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 2.4               Counterparts. This Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

Section 2.5               Transaction Document. This Amendment shall constitute a Transaction Document.

Section 2.6               Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) each party hereto shall have delivered an executed signature page hereto to the Trustee, (ii) the Trustee has received the consent of the Majority Noteholders and (iii) the Rating Agency Condition has been satisfied.

Section 2.7               GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AS AMENDED BY THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT AS AMENDED BY THIS AMENDMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.7(b).

Section 2.8               Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HORIZON FUNDING I, LLC, as the Issuer

By:	/s/ Daniel R. Trolio
Name:
Title:

HORIZON SECURED LOAN FUND I LLC, as the Originator and as the Seller

By:	/s/ Daniel R. Trolio
Name:
Title:

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Servicer

By:	/s/ Robert D. Pomeroy, Jr.
Name: Robert D. Pomeroy, Jr.
Title: Chief Executive Officer

[Horizon — Sale and Servicing Agreement]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as the Trustee

By:	/s/ Julian Linian
Name: Julian Linian
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Securities Intermediary

By:	/s/ Julian Linian
Name: Julian Linian
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Custodian

By:	/s/ Julian Linian
Name: Julian Linian
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer

By:	/s/ Samantha Howe
Name: Samantha Howe
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Lockbox Bank

By:	/s/ Deborah J. Franco
Name: Deborah J. Franco
Title: Vice President

Acknowledged and agreed:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Initial Purchaser

By: NYL Investors LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY, as Initial Purchaser

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), as Initial Purchaser

By: NYL Investors LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), as Initial Purchaser

By: NYL Investors LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as Initial Purchaser

By: New York Life Insurance Company, its attorney-in-fact

By:	/s/ Scott R. Seewald
Name: Scott R. Seewald
Title: Vice President